                                                                    EXHIBIT 10.2

                               CB BANCSHARES, INC.
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                               FOR RICHARD C. LIM

                         (EFFECTIVE AS OF JUNE 1, 2002)

                               CB BANCSHARES, INC.
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                               FOR RICHARD C. LIM

            THIS AGREEMENT is adopted this 1st day of June, 2002, by and between CB Bancshares, Inc., a Hawaii corporation (the "Company"), and Richard
C. Lim, President and Chief Operating Officer of City Bank, a wholly-owned subsidiary of the Company (the "Executive").

                                    RECITALS

            The Executive is a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of the Company. In order to promote the loyalty, diligence, and performance of the Executive and to support the economic security of the Executive during retirement, the Company desires to provide to the Executive a supplemental executive retirement benefit.

            This Agreement is intended to be an unfunded nonqualified deferred compensation arrangement for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This Agreement is intended to constitute a "top hat" arrangement described in ERISA Section 201(2) and, therefore, exempt from the coverage, funding, and fiduciary requirements of ERISA. All benefits payable under this Agreement shall be paid out of the general assets of the Company.

            It is acknowledged that the Executive is employed by City Bank, a wholly-owned subsidiary of the Company and, for purposes of this Agreement, reference to employment with (or termination of employment from) the Company shall include employment with (or termination of employment from) City Bank or any other wholly-owned subsidiary of the Company that employs the Executive, and all such entities shall be treated as single employer with respect to the employment of the Executive. However, reference to the Company with respect to obligations and responsibilities and funding for the payment of benefits, and with respect to the governance of this Agreement (e.g., the Board of Directors shall mean the Board of Directors of CB Bancshares, Inc.), and with respect to a Change of Control shall mean reference only to CB Bancshares, Inc.

                                    AGREEMENT

            That in consideration of the following agreements hereinafter contained the Company and the Executive agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

            Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

      1.1 "Actuarial Equivalent" means a form of benefit different in time, period, or manner of payment from a given form of benefit, but having the same value as of a given date of determination based on a 7% interest assumption and the IAM 1983 Mortality Table.

      1.2 "Beneficiary" means such term as described in Article 4.

      1.3 "Change of Control" shall mean any of the following: (a) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time ("Exchange Act") and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any majority owned subsidiary of the Company (a "Subsidiary"), and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), but including a "group" as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of the Company having at least 20% of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares"); (b) the shareholders of the Company shall approve any merger, consolidation or other business combination of the Company, sale of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any shareholder owning directly or indirectly more than 10% of the shares of the other company involved in the merger; or (c) within any 24 month period beginning or after December, 1995, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors of the Company or the board of directors of any successor to the Company, provided that any director who was not a director as of December, 1995, shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this
Section 1.3. Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred for the purposes of this Agreement by reason of any actions or events in which the Executive participates in a capacity other than in the capacity as Executive (or as a director of the Company or a Subsidiary, where applicable.) In accordance with the Recitals to this Agreement, the term "Company" under this Section 1.3 shall mean CB Bancshares, Inc.


                                       2.

      1.4 "Code" means the Internal Revenue Code of 1986, as amended.

      1.5 "Disability" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

      1.6 "Early Termination Date" means the date on which the Executive incurs a Termination of Employment which is prior to the Executive's Normal Retirement Date and which is for reasons other than death, Disability, Termination for Cause, or Termination for Good Reason following a Change of Control.

      1.7 "Effective Date" means June 1, 2002.

      1.8 "Final Monthly Compensation" means the amount determined as follows:
[the average of the annual base "Compensation" plus annual bonuses paid to the Executive during the five year period immediately preceding the date of Termination of Employment] divided by 12. For this purpose, the term "Compensation" shall exclude any amounts paid on or after Termination of Employment (e.g., severance pay, unused sick leave, unused vacation). Further, the term "Compensation" shall include salary reduction amounts contributed by the Company and not includible in the Executive's income pursuant to Code Sections 125 and 401(k). Unless otherwise provided herein, at any time prior to the Normal Retirement Date, the Executive's Final Monthly Compensation determined as of the Normal Retirement Date shall be projected based on a 4.5% annual salary increase adjustment.

      1.9 "Involuntary Termination" means that the Executive ceases to be employed by the Company at the direction of the Company and without the written consent of the Executive.

      1.10 "Normal Retirement Date" means the Executive's 65th birthday.

      1.11 "Pension Offset" means the value of the Executive's then-existing aggregate vested account balance or any prior payment under any defined contribution plan maintained by the Company (exclusive of any account balance or payment derived from the Executive's elective deferral contributions under Code
Section 401(k)) as of the Termination of Employment. For this purpose, any prior payment shall be equal to the amount of such payment without interest adjustment from the date of payment. The projected Pension Offset as of the Normal Retirement Date shall be determined based on factors as may be reasonably assumed by the Company based on existing facts and circumstances and as shall be set forth, and periodically updated at the Company's discretion, in Exhibit 3 as attached. Further, for purposes of determining the Pension Offset, the value described in this Section 1.11 shall be converted to the Actuarial Equivalent form of a monthly annuity payment to the Executive for life.


                                       3.

      1.12 "Social Security Benefit" means 50% of the monthly social security benefit to which the Executive is entitled under the Social Security Act. For purposes of determining the Executive's projected Social Security Benefit, the Company shall estimate the Social Security Benefit from the base pay rate assuming a 4.5% annual salary increase adjustment. For purposes of determining a Disability Benefit under Section 2.3, the Social Security Benefit offset used in the Normal Retirement Benefit formula shall be equal to the Executive's actual disability benefit payment under the Social Security Act due to the Executive's Disability and, if the Executive is not entitled to an actual disability benefit payment under the Social Security Act, the Social Security Benefit offset shall be determined as otherwise provided hereunder.

      1.13 "Termination for Cause" means such term as described in Article 5.

      1.14 "Termination for Good Reason" means the Executive ceases to be employed by the Company due to the occurrence of any of the following events without the Executive's express written consent following a Change of Control:
(a) without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with his positions, duties, responsibilities and status with the Company, or a change in the Executive's reporting responsibilities, titles or offices, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the Executive's Termination for Cause, Disability, retirement on or after his Normal Retirement Date, or as a result of his death; (b) a reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time to time; (c) without the Executive's express written consent the failure by the Company to continue any action which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the date hereof; (d) the Company requiring the Executive to be based anywhere other than in the community where the Executive is currently based at the time of a change in control, except for required travel on Company business to an extent substantially consistent with the Executive's present business travel obligations, or in the event the Executive consents to a proposed relocation, the failure by the Company to pay (or reimburse the Executive) for all reasonable moving expenses incurred by the Executive relating to a change of his or her principal residence in connection with such relocation and to indemnify the Executive against any loss of the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Company realized on the sale of the Executive's principal residence in connection with any such change of residence.

      1.15 "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Company and the Executive.

      1.16 "Year of Service" means each consecutive 12-month period of service ending on the anniversary date of the Executive's date of hire and during which the Executive is employed on a full-time basis by the Company for at least 1,000 hours of service, inclusive of approved


                                       4.

leaves of absence. Unless otherwise provided herein, Years of Service shall include all Years of Service beginning from the Executive's date of hire.

                                    ARTICLE 2
                                LIFETIME BENEFITS

      2.1 Normal Retirement Benefit. Upon the Executive's Termination of Employment on or after his Normal Retirement Date for reasons other than death, the Company shall pay to the Executive the "Normal Retirement Benefit" described in this Section 2.1 in lieu of any other benefit under this Agreement.

            2.1.1 Amount of Benefit. The Normal Retirement Benefit under this
      Section 2.1 is the following monthly amount payable for the life of the
      Executive: 65% of Final Monthly Compensation minus Social Security Benefit minus Pension Offset. However, for purposes of determining the Normal Retirement Benefit under such formula, the otherwise applicable "65%" under the preceding sentence shall be reduced by 2.5% for each Year of Service less than 25 Years of Service, and shall be increased by 2.5% for each Year of Service exceeding 25 Years of Service (subject to a maximum adjusted percentage of 70%). Further, the Normal Retirement Benefit shall be subject to the vesting schedule described in Article 5.

            2.1.2 Payment of Benefit. The Company shall pay the Normal Retirement Benefit to the Executive in the specified form of the distribution option elected by the Executive in accordance with the attached Exhibit 1. As reflected in Exhibit 1, prior to the commencement of any payment, the Executive may be allowed to elect an additional form of distribution option or modify a previously elected form of distribution option, but such election shall be allowed, if at all, only at the time and in the manner specifically approved by the Board of Directors at its complete discretion.

      2.2 Early Termination Benefit. Upon the Executive's Termination of Employment on an Early Termination Date, the Company shall pay to the Executive the "Early Termination Benefit" described in this Section 2.2 in lieu of any other benefit under this Agreement.

            2.2.1 Amount of Benefit. The Early Termination Benefit under this
      Section 2.2 shall be equal to the Executive's projected Normal Retirement Benefit which is accrued as of the date of the Executive's Termination of Employment and payable commencing as of the first day of the month following his Normal Retirement Date. Further, the Early Termination Benefit shall be subject to the vesting schedule described in Article 5.

            2.2.2 Payment of Benefit. The Company shall pay the Early Retirement Benefit to the Executive in the Actuarial Equivalent form of equal monthly installments over a 216-month term commencing as of the first day of the month following the Executive's Normal Retirement Date.


                                       5.

      2.3 Disability Benefit. Upon the Executive's Termination of Employment due to Disability prior to his Normal Retirement Date, the Company shall pay to the Executive the "Disability Benefit" described in this Section 2.3 in lieu of any other benefit under this Agreement.

            2.3.1 Amount of Benefit. The Disability Benefit under this Section
      2.3 shall be equal to the Executive's Normal Retirement Benefit projected to his Normal Retirement Date and payable commencing as of the first day of the month following his Normal Retirement Date. Accordingly, in determining the Executive's projected Normal Retirement Benefit for this purpose, the Executive shall be credited with the Years of Service that the Executive would otherwise have earned if he continued employment through his Normal Retirement Date. However, for this purpose, the Executive's Final Monthly Compensation shall be determined as of the date of his Termination of Employment and shall not be subject to any projected annual increase to his Normal Retirement Date.

            2.3.2 Payment of Benefit. The Company shall pay the Disability Benefit to the Executive in the Actuarial Equivalent form of equal monthly installments over a 216-month term commencing as of the first day of the month following the Executive's Normal Retirement Date.

      2.4 Change of Control Benefit. Upon the Executive's Involuntary Termination of Employment or Termination for Good Reason prior to his Normal Retirement Date and within 36 months following the occurrence of a Change of Control, the Company shall pay to the Executive the "Change of Control Benefit" described in this Section 2.4 in lieu of any other benefit under this Agreement.

            2.4.1 Amount of Benefit. The Change of Control Benefit under this
      Section 2.4 shall be equal to the Executive's Normal Retirement Benefit projected to his Normal Retirement Date and, for this purpose, calculated as if the Executive has incurred a Termination of Employment at his Normal Retirement Date. As such, the Change of Control Benefit shall be determined as the face amount of the projected Normal Retirement Benefit at the Normal Retirement Date but commencing at the time described below in Section 2.4.2 without downward adjustment for the time value of money. Further, for purposes of calculating the Change of Control Benefit, the Executive's projected Normal Retirement Benefit shall be determined by applying the Pension Offset determined as of the Executive's Termination of Employment (without any assumed employer contributions and earnings projected to Normal Retirement Date).

            2.4.2 Payment of Benefit. The Company shall pay the Normal Retirement Benefit to the Executive in the specified form of the distribution option elected by the Executive in accordance with the attached Exhibit 1. As reflected in Exhibit 1, prior to the commencement of any payment, the Executive may be allowed to elect an additional form of distribution option or modify a previously elected form of distribution option,


                                       6.

      but such election shall be allowed, if at all, only at the time and in the manner specifically approved by the Board of Directors at its complete discretion.

            2.4.3 Excess Parachute Payment. If any benefit payable under this Agreement would create an excise tax under the excess parachute rules of Code Sections 280G and 4999, the Company shall pay to the Executive an additional amount (the "Gross-up") equal to the excise penalty tax amount divided by the sum of one minus the sum of the penalty tax rate plus the executive's marginal income tax rate. The Gross-up shall be paid in a lump sum within 60 days of Termination of Employment following Change in Control.

                  In the event the Internal Revenue Service adjusts the excise tax computation of the Company, as provided in this Section 2.4.3 herein, such that the Executive is liable for the payment of a greater excise tax under Code Sections 280G and 4999, or such that the Executive does not receive the full benefit that he would have received, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, including the value of the excise tax and all corresponding interest and penalties due to the Internal Revenue Service.

                                    ARTICLE 3
                                 DEATH BENEFITS

      3.1 Death During Active Service. If the Executive dies while in the active service of the Company, the Company shall pay to the Executive's Beneficiary the "Preretirement Death Benefit" described in this Section 3.1 in lieu of any other benefit under this Agreement. The Company shall not pay any Preretirement Death Benefit under this Section 3.1 if the Executive has received any lifetime benefit payment provided under Article 2.

            3.1.1 Amount of Benefit. The Preretirement Death Benefit under this
      Section 3.1 shall be equal to the Executive's Normal Retirement Benefit projected to his Normal Retirement Date and payable commencing as of the first day of the month following his Normal Retirement Date. Accordingly, for purposes of determining the Executive's Normal Retirement Benefit, the Executive shall be credited with the Years of Service that the Executive would have otherwise earned if he continued employment through his Normal Retirement Date, and the Executive's Final Monthly Compensation shall be subject to the applicable projected annual salary increase.

            3.1.2 Payment of Benefit. Upon the Executive's Death, the Company shall pay the Preretirement Death Benefit to the Executive's Beneficiary in the form of the Actuarial Equivalent form of equal monthly installments over a 20-year term commencing as of the first day of the month following date of the Executive's Death.

      3.2 Death During Payment of a Lifetime Benefit. If the Executive dies after any lifetime benefit payments have commenced under Article 2 but before receiving all such


                                       7.

payments, the Company shall pay the remaining benefit payments to the Executive's Beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived. However, only the benefit payments required under the Executive's form of distribution option shall be paid (e.g., no payment to the Executive's Beneficiary if the Executive had elected a life annuity form of distribution).

      3.3 Death After Termination of Employment But Before Payment of a Lifetime Benefit Commences. If the Executive is entitled to the commencement of any lifetime benefit payments under Article 2, but dies prior to the commencement of such benefit payments, the Company shall pay the same benefit payments to the Executive's Beneficiary that the Executive was entitled to prior to death. However, only the benefit payments required under the Executive's form of distribution option shall be paid (e.g., no payment to the Executive's Beneficiary if the Executive had elected a life annuity form of distribution).

                                    ARTICLE 4
                                  BENEFICIARIES

            The Executive shall designate a Beneficiary by filing a written designation with the Company in a manner similar to the attached Exhibit 2. The Executive may revoke or modify the designation at any time by filing a new designation. However, a designation shall only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive, or if the Executive names a spouse as Beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the personal representative of the Executive's estate.


                                    ARTICLE 5
                                     VESTING

      5.1 Vesting. The Executive shall only be entitled to the payment of his vested interest in any benefit provided under this Agreement, and any unvested portion of the benefit shall be forfeited and shall not be paid to the Executive.


                                       8.

            The Executive's Normal Retirement Benefit and Early Termination Benefit shall be vested in accordance with the below schedule. For purposes of applying the vesting schedule, the Years of Service earned by the Executive prior to the Effective Date shall be disregarded.

        Years of Service                           Vesting Percentage
        ----------------                           ------------------
        Less than 4 years                                  0%
             4 years                                      10%
             5 years                                      20%
             6 years                                      30%
             7 years                                      45%
             8 years                                      60%
             9 years                                      80%
        10 years or more                                  100%

            However, the Executive shall maintain a 100% vested and nonforfeitable interest in his Disability Benefit, Preretirement Death Benefit, and Change of Control Benefit. Therefore, the above vesting schedule shall not apply to the determination of the Executive's Normal Retirement Benefit for purposes of calculating the Executive's Disability Benefit, Preretirement Death Benefit, and Change of Control Benefit.

      5.2 Termination for Cause. However, notwithstanding the above Section 5.1 or any other provision of this Agreement to the contrary, the Company shall not pay, and the Executive shall not be entitled to, any benefit under this Agreement if the Company terminates the Executive's employment for cause as follows: (a) an act or acts of dishonesty or gross misconduct on the Executive's part which result or are intended to result in material damage to the Company's business or reputation or (b) repeated material violations by the Executive of the Executive's obligations under Section 4 of the Change of Control Agreement, currently in effect as of the Effective Date between the Company and the Executive ("COC Agreement"), which violations are demonstrably willful and deliberate on the Executive's part and which result in material damage to the Company's business or reputation.

      5.3 Suicide or Misstatement. The Company shall not pay, and the Executive shall not be entitled to, any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay, and the Executive shall not be entitled to, any benefit under this Agreement if the Executive has made any material misstatement of fact on any application for any benefits provided by the Company to the Executive.

      5.4 Competition After Termination of Employment. The Company shall not pay, and the Executive shall not be entitled to, any benefit under this Agreement if the Executive within three years from Termination of Employment and without the prior written consent of the Company, engages in, becomes interested in, directly or indirectly, as a sole proprietor, as a partner in a partnership, or as a substantial shareholder in a corporation, or becomes associated with, in the capacity of employee, director, officer, principal, agent, trustee or in any other


                                       9.

capacity whatsoever, in any enterprise in the State of Hawaii which enterprise is, or may be deemed to be, competitive with any business carried on by the Company as of the date of Termination of Employment. This section shall not apply following a Change in Control.

                                    ARTICLE 6
                                 ADMINISTRATION

      6.1 Authority of Board. The Board of Directors of the Company shall maintain the authority and discretion to control and manage the operation and administration of the Agreement. In its discretion, the Board of Directors shall make such rules, interpretations, and computations and take such other actions to administer the Agreement, as it may deem appropriate. The rules, interpretations, computations, and other actions of the Board of Directors shall be binding and conclusive on all persons. In administering the Agreement, the Board of Directors shall have the authority to: (a) require, as a condition to receiving benefits under the Agreement, such information as it may reasonably require for the proper administration of the Agreement; (b) make and enforce such rules and regulations as it deems to be necessary for the administration of the Agreement; (c) interpret the Agreement; (d) determine the amount and timing of benefits payable to any person in accordance with the provisions of the Agreement; and (e) direct all payments to be made pursuant to the Agreement.

            The Board of Directors is granted the authority to name an individual or individuals from time to time to carry out one or more of the duties described above. The expenses of the Board of Directors, or the individual or individuals described in the preceding sentence, shall be paid directly by the Company.

      6.2 Incapacity. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative, or person having the care or custody of such minor, incompetent person, or incapable person. The Company may require proof of incompetence, minority, or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

      6.3 Change of Control Agreement. In accordance with Section 8 of the COC Agreement, the benefits provided under this Agreement shall not be prevented or limited by the provisions of the COC Agreement, and shall only be enhanced or improved to the extent provided under such COC Agreement. Further, this Agreement shall not prevent or limit any payment or benefit to the Executive that may apply under the COC Agreement.


                                      10.

                                    ARTICLE 7
                                     FUNDING

      7.1 Unfunded Plan. All amounts payable in accordance with the Agreement shall be paid in cash from the general funds of the Company and no special or separate fund, other than a "rabbi trust" established pursuant to Section 7.2 below, shall be established, and no other segregation of assets shall be made to assure the payment of any amounts payable in accordance with the Agreement. The Executive shall have no right, title, or interest whatsoever in or to any investment that the Company may make to aid it in meeting its obligations hereunder, including, but not limited to, deemed investments. Nothing contained in the Agreement, and no action taken pursuant to its provisions shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Executive or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor.

      7.2 Rabbi Trust Allowed. The Company may, for administrative reasons, establish a "rabbi trust" for the benefit of Executive under the Agreement. If such a trust is established, its assets shall be used exclusively for the purposes set forth in the Agreement and the applicable trust agreement, subject to the following conditions:

            (a) The creation of said trust shall not cause the Agreement to be other than "unfunded" for purposes of Title I of ERISA;

            (b) The Company shall be treated as the "grantor" of said trust for purposes of Code Section 677; and

            (c) The trust agreement shall provide that its assets may be used to satisfy claims of the Company's general creditors in the event of insolvency, and the rights of such general creditors in such circumstances are enforceable by them under federal and state law.

            It is intended that such a trust be consistent with tax law requirements preventing inclusion in income for income tax purposes prior to actual payment of benefits under the Agreement. If such a trust is established, then prior to the payment of benefits to the Executive, there shall be no actual transfer of assets to the Executive under the Agreement and trust, and the Agreement and trust shall confer no current benefit that would be immediately taxable to the Executive under the constructive receipt rule or economic benefit doctrine under the tax laws.

                                    ARTICLE 8
                            AMENDMENT AND TERMINATION

      8.1 Amendment or Termination. This Agreement may be amended or terminated only by written mutual agreement between the Company and the Executive.


                                      11.

      8.2 Reorganization of the Company. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

                                    ARTICLE 9
                          CLAIMS AND REVIEW PROCEDURES

      9.1 Claims Procedure. An Executive or Beneficiary (the "Claimant") who has not received benefits under the Agreement that he or she believes should be paid may make a claim for such benefits as follows:

            9.1.1 Initiation -- Written Claim. The Claimant may initiate a claim by submitting to the Company a written claim for benefits.

            9.1.2 Timing of Company Response. The Company shall respond to such Claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company may extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension shall set forth the special circumstances and the date by which the Company expects to render its decision.

            9.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the Claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth: (a) the specific reasons for the denial; (b) a reference to the specific provisions of the Agreement on which the denial is based; (c) description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed; (d) an explanation of the Agreement's review procedures and the time limits applicable to such procedures; (e) and a statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

      9.2 Review Procedure. If the Company denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

            9.2.1 Initiation -- Written Request. In order to initiate the review, the Claimant, within 60 days after receiving the Company's notice of denial, may file with the Company a written request for review.


                                      12.

            9.2.2 Additional Submissions -- Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records, and other information relating to the claim. The Company shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

            9.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

            9.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

            9.2.5 Notice of Decision. The Company shall notify the Claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth: (a) the specific reasons for the denial; (b) a reference to the specific provisions of the Agreement on which the denial is based; (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and
      (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

                                   ARTICLE 10
                                  LEGAL STATUS

            This Agreement is intended to constitute a nonqualified deferred compensation agreement which is not subject to the qualification requirements of Code Section 401(a). Further, this Agreement is intended to constitute an "top hat" arrangement within the meaning of ERISA 201(2) and is not subject to the coverage, funding, and fiduciary requirements of ERISA. Finally, until the occurrence of a distribution event and the actual payment to the Executive of a benefit hereunder, it is intended that there has been no transfer of any benefit to the Executive under Code Section 83 and no benefit is subject to inclusion for income tax purposes.


                                      13.

                                   ARTICLE 11
                                  MISCELLANEOUS

      11.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

      11.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

      11.3 Nontransferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached, or encumbered in any manner.

      11.4 Notice. Any notice, consent, or demand required or permitted to be given under the provisions of this Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to their last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent, or demand.

      11.5 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

      11.6 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Hawaii, except to the extent preempted by the laws of the United States of America.

      11.7 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

      11.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

      11.9 Construction. The headings of the Articles in this Agreement is provided for convenience only and will not affect its construction or interpretation. All references to "Article" or "Articles" refer to the corresponding Article or Articles of this Agreement. Wherever any words are used under the Agreement in the masculine, feminine, or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply.


                                      14.

            IN WITNESS WHEREOF, the Company and the Executive have signed this Agreement on the date first written above.

COMPANY:

CB BANCSHARES, INC.                             EXECUTIVE:


BY   /s/ DEAN K. HIRATA                           /s/ RICHARD C. LIM
   ----------------------                       --------------------
TITLE:  SENIOR VICE PRESIDENT AND               RICHARD C. LIM
        CHIEF FINANCIAL OFFICER


                                      15.

                                    EXHIBIT 1
                               CB BANCSHARES, INC.
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                               FOR RICHARD C. LIM

                            FORM OF BENEFIT ELECTION

      As the Executive under the above-named agreement ("Agreement"), and in accordance with Sections 2.1 and 2.4 of the Agreement, I understand that I am required to elect the Actuarial Equivalent form of distribution of my Normal Retirement Benefit and Change of Control Benefit, respectively, as of the date of the Agreement. I understand that this election is irrevocable and that I am not entitled to change the form of distribution hereby elected. However, I understand that, prior to the commencement of the distribution of my benefit, the Company shall allow me to file a petition with the Company which may request a change in the form of distribution, and the Board of Directors, in its sole and complete discretion, may accept or reject such a request. I hereby elect the form of distribution as indicated below (check appropriate boxes):

      SECTION 2.1 OF THE AGREEMENT -- NORMAL RETIREMENT BENEFIT

      [ ] Equal monthly installments over a period of 10 years commencing as of the first day of the month following termination of employment.

      [ ] Equal monthly installments over a period of 15 years commencing as of the first day of the month following termination of employment.

      [ ] Single lump sum payment within 30 days following termination of employment.

      [ ] Single life annuity commencing as of the first day of the month following termination of employment.

      [ ] Joint and 50% survivor annuity commencing as of the first day of the month following termination of employment.

      [ ] Joint and 100% survivor annuity commencing as of the first day of the month following termination of employment.

      SECTION 2.4. OF THE AGREEMENT -- CHANGE OF CONTROL BENEFIT

      [ ] Equal monthly installments over a period of 20 years commencing as of the first day of the month following termination of employment.

      [ ] Single lump sum payment within 30 days following termination of employment.


Dated         6/1/02                        Signature   /s/ RICHARD C. LIM
     ---------------------------                     ---------------------------

                                            RECEIPT ACKNOWLEDGED:
                                            CB BANCSHARES, INC.


Dated          6/1/02                       By   /s/ DEAN K. HIRATA
     ---------------------------              ----------------------------------
                                              Its Senior Vice President and
                                              Chief Financial Officer

                                    EXHIBIT 2
                               CB BANCSHARES, INC.
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                               FOR RICHARD C. LIM

                          BENEFICIARY DESIGNATION FORM

================================================================================
Executive's Name   Richard C. Lim
                ----------------------------------------------------------------
Address   22229 Hikino Street
       -------------------------------------------------------------------------
Social Security   ###-##-####                  Birth Date  08/22/51
               -------------------------------           -----------------------
================================================================================

      As the Executive under the above-named agreement ("Agreement"), I hereby acknowledge that, in accordance with the right granted to me under the Agreement to designate and redesignate the beneficiary or beneficiaries to receive my Agreement benefit in the event of my death following my termination of employment and prior to the complete distribution of my retirement benefit, I hereby designate the following beneficiaries to receive such benefit in the order of priority as indicated:

      Primary Beneficiary:

      Full name:   Carin S. Lim
                ----------------------------------------------------------------
      Street address:   2229 Hikino Street
                     -----------------------------------------------------------
      City/State/Zip code:   Honolulu, HI 96821
                          ------------------------------------------------------
      Social Security Number:   ###-##-####
                             ---------------------------------------------------
      Relationship to me:   Wife
                         -------------------------------------------------------
      Contingent Beneficiary (i.e., my designated beneficiary in the event my primary beneficiary predeceases me):

      Full name:   Richard C. Lim Irrevocable Trust dated 10/03/00
                ----------------------------------------------------------------
      Street address:        2222 Hikino Street
                     -----------------------------------------------------------
      City/State/Zip code:    Honolulu, HI 96821
                          ------------------------------------------------------
      Social Security Number:
                             ---------------------------------------------------
      Relationship to me:
                         -------------------------------------------------------


I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved. I understand that any beneficiary designation is not valid unless received by the Company prior to my death.


Dated   6/1/02                              Signature   /s/ RICHARD C. LIM
     ---------------------------                     ---------------------------

                                            RECEIPT ACKNOWLEDGED:
                                            CB BANCSHARES, INC.

Dated   6/1/02                              By   /s/ DEAN K. HIRATA
     ---------------------------              ----------------------------------
                                              Its Senior Vice President and
                                              Chief Financial Officer

                                    EXHIBIT 3
                               CB BANCSHARES, INC.
                   SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                               FOR RICHARD C. LIM

                                   ASSUMPTIONS
                         (EFFECTIVE AS OF JUNE 1, 2002)


Section 1.11 Pension Offset

            For purposes of determining the projected Pension Offset as of the Normal Retirement Date, the following assumptions shall apply: (a) an annual employer contribution rate of 3% of eligible compensation to the existing qualified 401(k) plan maintained by the Company; (b) an annual employer contribution rate of 1% of eligible compensation to the existing qualified employee stock ownership plan maintained by the Company; (c) 7% annual earnings under such plans; and (d) 4.5% annual salary increase.